EXHIBIT 10.1


                            LEXINGTON RESOURCES, INC.
                            _________________________

           7473 West Lake Mead Road, Las Vegas, Nevada, U.S.A., 89128

                            _________________________

September 22, 2005

To:
The Board of Directors of:
OAKHILLS DRILLING AND OPERATING INTERNATIONAL, INC.
___________________________________________________
P.O. Box 470, 225 Kingsberry Road, Holdenville, Oklahoma, U.S.A., 74848

And to:
The Board of Directors of:
OAKHILLS DRILLING AND OPERATING, LLC
____________________________________
P.O. Box 470, 225 Kingsberry Road, Holdenville, Oklahoma, U.S.A., 74848

Dear Sirs:

Re:
Offer to purchase all of the shares of OAKHILLS DRILLING AND OPERATING, LLC (the "COMPANY" herein) from OAKHILLS DRILLING AND OPERATING INTERNATIONAL, INC. (the sole shareholder and the "VENDOR" herein) by LEXINGTON RESOURCES, INC. (the "PURCHASER" herein) (the Company, the Vendor and the Purchaser being, collectively, the "PARTIES" herein)

                             AGREEMENT IN PRINCIPLE

                  This letter will confirm our recent discussions and the intention of each of Parties hereto to enter into the basic terms of an agreement (herein the "AGREEMENT") for the acquisition by the above-referenced
Purchaser from the above-referenced Vendor of all of issued and outstanding shares (each a "PURCHASED SHARE") of the above-referenced Company.

                  We understand and confirm that the Company is a body corporate subsisting under and registered pursuant to the laws of the State of Oklahoma, U.S.A., that the Company is presently engaged in the business of acquiring, developing and operating various drilling rig equipment and that the Company now requires additional external capital in order to fully develop and realize the potential of its existing business (collectively, the "COMPANY'S BUSINESS").

                  We also understand and confirm that, by entering into this Agreement, the undersigned authorized signatories for each of the Purchaser, the Company and the Vendor intend to move forward toward entering into a more formal agreement (the "FORMAL AGREEMENT") pursuant to which the Vendor will agree to sell and the Purchaser will agree to purchase all of the Purchased Shares from the Vendor upon terms and conditions similar to those as set forth hereinbelow. AT ALL TIMES THE UNDERSIGNED HERETO ACKNOWLEDGE AND AGREE THAT THE COMPLETION OF ANY SUCH FORMAL AGREEMENT IS SUBJECT TO THE PRIOR RATIFICATION AND APPROVAL OF THE TERMS AND CONDITIONS OF ANY SUCH FORMAL AGREEMENT BY THE BOARD OF DIRECTORS AND, IF APPLICABLE, SHAREHOLDERS OF THE PURCHASER AND THE VENDOR AND SUCH SECURITIES REGULATORY AUTHORITIES AS MAY HAVE JURISDICTION OVER THE PURCHASER, THE COMPANY AND THE VENDOR (collectively, the "REGULATORY AUTHORITIES").

                  In connection with the foregoing, therefore, the undersigned hereby acknowledge and agree that the following will represent the basic terms of a Formal Agreement for the acquisition by the Purchaser of all of the Purchased Shares from the Vendor.


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                                    ARTICLE 1
                PURCHASE AND SALE OF ALL OF THE PURCHASED SHARES


1.1 PURCHASE AND SALE. Subject to the terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, and the prior satisfaction of the conditions precedent which are set forth in Article "4" hereinbelow, the Vendor agrees to assign, sell and transfer at the closing date (the "CLOSING Date") all of its respective right, entitlement and interest in and to the Purchased Shares to the Purchaser and the Purchaser agrees to purchase all of the Purchased Shares from the Vendor on the terms and subject to the conditions contained in this Agreement.

1.2 PURCHASE PRICE PREDICATED UPON VALUATION. Subject to the prior receipt by the Purchaser of an acceptable "VALUATION" (as referenced in section "1.3" hereinbelow), the total purchase price (the "PURCHASE PRICE") for all of the Purchased Shares will be paid by the Purchaser's issuance and delivery of an aggregate of NOT LESS THAN 3,000,000 restricted common shares in the capital of the Purchaser (each a "SHARE"), at a deemed issuance price of U.S. $1.50 per Share for aggregate deemed consideration to the Purchaser of NOT LESS THAN U.S. $4,500,000 (the "PURCHASE PRICE VALUE") AS CONFIRMED BY THE VALUATION, to the order and to the direction of the Vendor at the closing (the "CLOSING") on the Closing Date of the terms and conditions of the Formal Agreement.

1.3 ADJUSTMENT TO PURCHASE PRICE PREDICATED UPON VALUATION AND ADJUSTMENT THEREOF. The Parties hereby acknowledge and agree that, as soon as reasonably possible after the execution of this Agreement and prior to satisfaction of each of the conditions precedent contained in Article "4" hereinbelow, the Purchaser shall seek and obtain a written Valuation respecting the underlying value of the Company (the "VALUATION VALUE"); and which Valuation will be prepared by reference, in part, to the Company's Audited Financial Statements (as defined and determined hereinbelow) which are to be prepared in accordance with generally accepted accounting principles in the United States consistently applied; and which Valuation shall confirm the Valuation Value of the Purchased Shares to the Purchaser herein. In that regard, and should the Valuation Value determined under the Valuation be, in fact, GREATER than the agreed upon and minimum Purchase Price Value for the original 3,000,000 Shares as set forth in section "1.2" hereinabove, then the number of Shares forming the resulting Purchase Price herein shall then be automatically increased so as to be comprised of that number of Shares as result from dividing the Valuation Value by $1.50 per Share. In that regard, and should the Valuation Value determined under the Valuation be, in fact, LESSER than the agreed upon and minimum Purchase Price Value for the original 3,000,000 Shares as set forth in section "1.2" hereinabove, then, and only with the further agreement of each of the Parties hereto, the number of Shares forming part of the resulting Purchase Price herein shall then be decreased so as to be comprised of that number of Shares as result from dividing the Valuation Value by $1.50 per Share.

1.4 RESALE RESTRICTIONS AND LEGENDING OF SHARE CERTIFICATES. The Vendor hereby acknowledges and agrees that the Purchaser makes no representations as to any resale or other restriction affecting the Shares and that it is presently contemplated that the Shares will be issued by the Purchaser to the Vendor in reliance upon the registration and prospectus exemptions contained in certain sections of the United States SECURITIES ACT of 1933 (the "SECURITIES ACT") or "REGULATION S" promulgated under the Securities Act which will impose a trading restriction in the United States on the Shares for a period of at least 12 months from the Closing Date. In addition, the Vendor hereby also acknowledges and agrees that the within obligation of the Purchaser to issue the Shares pursuant to sections "1.2" and "1.3" hereinabove will be subject to the


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

Purchaser being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws, in respect of the Vendor, the Purchased Shares and the Shares, and the Purchaser shall be relieved of any obligation whatsoever to purchase any Purchased Shares of the Vendor and to issue Shares in respect of the Vendor where the Purchaser reasonably determines that a suitable exemption is not available to it.

                  The Vendor hereby also acknowledges and understands that neither the sale of the Shares which the Vendor is acquiring nor any of the Shares themselves have been registered under the Securities Act or any state securities laws, and, furthermore, that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Vendor also acknowledges and understands that the certificate(s) representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the Regulatory
Authorities:

         "The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Vendor hereby consents to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser in order to implement the restrictions on transfer set forth and described hereinabove.

                  The Vendor also acknowledges and understands that:

         (a) the Shares are restricted securities within the meaning of "RULE 144" promulgated under the Securities Act;

         (b) the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Shares to the Vendor, and even then will not be available unless (i) a public trading market then exists for the common stock of the Purchaser, (ii) adequate information concerning the Purchaser is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

         (c) any sale of the Shares may be made by the Vendor only in limited amounts in accordance with such terms and conditions.

1.5 COSTS. The Parties hereto shall bear their own costs in relation to the negotiation and formalization of this Agreement and the matters contemplated thereby, including any legal fees, accounting, regulatory and filing fees and expenses.

1.6 STANDSTILL PROVISIONS. In consideration of the Parties' within agreement to purchase and sell the Purchased Shares and to enter into the terms and conditions of this Agreement, each of the Parties hereby undertake for themselves, and for each of their respective agents and advisors, that they will


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
not until the earlier of the Closing Date or the termination of this Agreement approach or consider any other potential purchasers, or make, invite, entertain or accept any offer or proposal for the proposed sale of any interest in and to any of the Purchased Shares or the assets or the respective business interests of the Company or the Purchaser, as the case may be, or, for that matter, disclose any of the terms of this Agreement, without the Parties' prior written consent. In this regard each of the Parties hereby acknowledges that the foregoing restrictions are important to the respective businesses of the Parties and that a breach by any of the Parties of any of the covenants herein contained would result in irreparable harm and significant damage to each affected Party that would not be adequately compensated for by monetary award. Accordingly, the Parties hereby agree that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties hereby also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, they agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.

                                    ARTICLE 2
                    WARRANTIES, REPRESENTATIONS AND COVENANTS
                        BY THE COMPANY AND BY THE VENDOR


2.1 WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE COMPANY AND BY THE VENDOR. In order to induce the Purchaser to enter into this Agreement and consummate any Formal Agreement, each of the Company and the Vendor hereby, and each of the Company and the Vendor by virtue of any Formal Agreement will, respectively, thereby, warrant to, represent to and covenant with the Purchaser in this Agreement, and in any Formal Agreement as at the Closing Date, that, to the best of the knowledge, information and belief of each of the Company and the Vendor herein, and to the best of the knowledge, information and belief of each of the Company and the Vendor, respectively, in any Formal Agreement, after making due inquiry and where appropriate and applicable (and for the purposes of the following warranties, representations and covenants "Company" shall mean the Company and any subsidiary of the Company, if any, as the context so requires):

         (a) the Company and the Vendor are duly incorporated under the laws of their respective jurisdictions of incorporation, are validly existing and are in good standing with respect to all statutory filings required by the applicable corporate laws, and the Company and the Vendor have the requisite power, authority and capacity to own and use all of their respective business assets and to carry on the Company's Business as presently conducted by them;

         (b) save and except as set forth in the "COMPANY DISCLOSURE SCHEDULE"; a copy of such Company Disclosure Schedule accompanying the Company's delivery of this Agreement; and as will be set forth in any Formal Agreement as contemplated herein, the Company owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

         (c) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company holds all licenses and


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                  permits required for the conduct in the ordinary course of its operations of the Company's Business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Company and its business assets, and neither the execution and
                  delivery  of  this   Agreement  nor  the   completion  of  the
                  transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

         (d) as set forth in the Company Disclosure Schedule, the authorized capital of the Company consists of 100,000,000 common shares of common stock, par value $0.001, of which, according to the records of the Company, and as at the Closing Date, an aggregate of 100 Purchased Shares common shares of the Company will be issued and outstanding as fully paid and non-assessable as at Closing;

         (e) there will be no shares in the capital of the Company issued or allotted or agreed to be issued or allotted to any person other than the Vendor herein;

         (f) the Vendor has good and marketable title to and is the legal, registered and beneficial owners of all of the Purchased Shares;

         (g) the Purchased Shares are validly issued and outstanding and fully paid and non-assessable in the capital of the Company and are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

         (h) there are no claims of any nature whatsoever affecting the rights of the Vendor to transfer the Purchased Shares to the Purchaser and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares;

         (i) the Vendor has the power and capacity to own and dispose of the Purchased Shares;

         (j) this Agreement and any Formal Agreement as contemplated herein will constitute a legal, valid and binding obligation of each of the Company and the Vendor, enforceable against each of the Company and the Vendor in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

         (k) as at the execution date of any Formal Agreement as contemplated herein the Company will not have committed itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

                  (i) to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

                  (ii) for the issue and allotment of any of the authorized but unissued shares in its share capital;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                  (iii) to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

                  (iv) to purchase or otherwise acquire any shares in its share capital;

         (l) no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

         (m) save and except as set forth in the Company Disclosure Schedule, save and except as will be set forth in the Company's audited financial statements from inception and to the period ended September 30, 2005 (the "COMPANY'S AUDITED FINANCIAL STATEMENTS") which will be provided prior to Closing, and save and except as will be set forth in any Formal Agreement as contemplated herein, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Company may be liable on or after the completion of the transactions contemplated by this Agreement other than:

                  (i)  liabilities  disclosed or referred to in this  Agreement;
                       and

                  (ii) liabilities  incurred in the  ordinary  course of the
                       Company's Business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Company;

         (n) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, from September 22, 2005 to and up to and including the Closing Date there has been prepared and will be prepared and filed on a timely basis all federal and state income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Company has, or ought reasonably to have had, knowledge required to be or reasonably capable of being filed up to and including the Closing Date, with respect to the operations of the Company, and no such returns, elections, designations, notices or reports contain or will contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is and will be true, correct and complete in all material respects;

         (o) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company has been assessed for all federal, state and municipal income tax for all years to and including its most recent taxation year, and from September 22, 2005 to and up to and including the Closing Date the Company will have paid in full or accrued in accounts all amounts (including, but not limited to, sales, use and consumption taxes and taxes measured on income and all installments of taxes) due and payable to all federal, state and municipal taxation authorities up to and including the Closing Date;

         (p) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is not now, and there will not be by the Closing Date, any proceeding, claim or, to the best of the knowledge, information and belief of the Vendor and the Company, after having made due inquiry, any investigation by any federal, state or municipal taxation authority, or any matters under discussion or dispute with such taxation


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                  authorities, in respect of taxes, governmental charges, assessments or reassessments in connection with the Company, and the Vendor and the Company are not aware of any contingent tax liabilities or any grounds that could result in an assessment, reassessment, charge or potentially adverse determination by any federal, state or municipal taxation authority as against the Company;

         (q) the Company is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted to do anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any Court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

         (r) adequate provision has been made and will be made for taxes payable by the Company for the current period for which a tax return is not yet required to be filed and, to the best of the knowledge, information and belief of the Vendor and the Company, after having made due inquiry, there are no contingent tax liabilities of the Company or any grounds which would prompt a re-assessment of the Company and including, without limitation, the aggressive treatment of income and expenses in the filing of earlier tax returns by the Company;

         (s) all amounts required to be withheld for taxes by the Company from payments made to any present or former shareholder, officer, director, non-resident creditor, employee, associate or consultant has been withheld and paid on a timely basis to the property governmental body pursuant to applicable legislation;

         (t) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company has no equipment, other than the personal property or fixtures in the possession or custody of the Company which, as of the date hereof, is leased or is held under license or similar arrangement;

         (u) the Company maintains, and has maintained, insurance in force against loss on the Company's assets, against such risks, in such amounts and to such limits, as is in accordance with prudent business practices prevailing in its line of business and having regard to the location, age and character of its properties and the Company's assets, and has complied fully with all requirements of such insurance, including the prompt giving of any notice of any claim or possible claim thereunder, and all such insurance has been and is with insurers which the Company believes to be responsible;

         (v) the Company's Audited Financial Statements will be true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

         (w) except as otherwise provided for herein, the Vendor and the Company have not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                  commission or finder's fee arising out of the transactions contemplated hereby;

         (x) all material transactions of the Company and including, without limitation, all directors' and shareholders' resolutions, have been promptly and properly recorded or filed in or with its books and records;

         (y) the Vendor and the Company have the full authority and capacity required to enter into this Agreement and to perform their respective obligations hereunder;

         (z) prior to Closing the Company will have obtained all authoriza-tions and approvals or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities, if applicable, from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Company which will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Company may be subject;

         (aa) no dividend or other distribution by the Company will be declared, paid or authorized up to and including the Closing Date, and the Company has not and has not committed itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

         (ab) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of each of the Company and the Vendor, after making due inquiry, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

         (ac) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

         (ad) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company has not experienced, nor are the Company and the Vendor aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Company's Business or on the results of its operations;

         (ae) save and except as set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract,


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

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Operating, LLC
September 22, 2005
                  certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any Court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

         (af) the Company has not committed to making and until the Closing Date will not make or commit itself to:

                  (i) guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

                  (ii) waive or surrender any right of material value;

         (ag) until the Closing Date the Company will:

                  (i) maintain its assets in a manner consistent with and in compliance with applicable law; and

                  (ii) not enter into any material transaction or assume or incur any material liability outside the normal course of its business without the prior written consent of the Purchaser;

         (ah) the Company and the Vendor acknowledge that the Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act and that, as a result, the Vendor may be restricted from using most of the remedies that would otherwise be available to it and will not receive information that would otherwise be required to be provided to it, and the Purchaser is relieved from certain obligations that would otherwise apply to it, in either case, under applicable securities legislation;

         (ai) the Company and the Vendor acknowledge and agree that the Shares have not been and will not be qualified or registered under the any federal or state securities laws of the United States and, as such, the Vendor may be restricted from selling or transferring such Shares under applicable law;

         (aj) Doug Humphreys, a director of the Purchaser, is also the sole director of the Company and a shareholder of the Vendor, and, as a consequence, Mr. Humphreys, due to the direct conflict of interest arising therefrom, has not participated with the remaining shareholders of the Vendor or the Board of Directors of the Purchaser in any discussions pertaining to, or in any resolutions ratified as a consequence of, any of the proposed transactions contemplated by the terms and conditions of this Agreement and any Formal Agreement (the "CONFLICT OF INTEREST" herein);

         (ak) the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

                  (i)      conflict with or result in a breach of or violate any
                           of  the  terms,   conditions  or  provisions  of  the
                           constating documents of the Company or the Vendor;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                  (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either the Company or the Vendor is subject, or constitute or result in a default under any agreement, contract or commitment to which either the Company or the Vendor is a party;

                  (iii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Company or the Vendor is a party;

                  (iv) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Company or the Vendor which is necessary or desirable in connection with the conduct and operations of the Company's Business and the ownership or leasing of its respective business assets; or

                  (v) constitute a default by the Company or the Vendor, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company or the Vendor which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

         (al) it is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement or any Formal Agreement.


                                    ARTICLE 3
           WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER


3.1 WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER. In order to induce each of the Company and the Vendor to enter into this Agreement and consummate any Formal Agreement, the Purchaser hereby, and thereby will, warrant to, represent to and covenant with each of the Company and the Vendor that, to the best of the knowledge, information and belief of the Purchaser herein and therein, after making due inquiry (and for the purposes of the following warranties, representations and covenants "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser, if any, as the context so requires):

         (a) the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

         (b) the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

         (c) save and except as set forth in the "PURCHASER DISCLOSURE SCHEDULE"; a copy of such Purchaser Disclosure Schedule accompanying the Purchaser's delivery of this Agreement; and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

         (d) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser holds all licenses and permits required for the conduct in the ordinary course of the operations of its business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Purchaser, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

         (e) this Agreement and any Formal Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

         (f) the authorized capital of the Purchaser consists of 100,000,000 common shares, with a par value of U.S. $0.001 per common share, of which, according to the records of the Purchaser, an aggregate of o common shares of the Purchaser are presently issued and outstanding;

         (g) all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the NASD Over-the-Counter Bulletin Board (the "OTCBB"), and the Purchaser is not in material default of any of its listing requirements of the OTCBB or any rules or policies of the United States Securities and Exchange Commission (the "COMMISSION");

         (h) all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, have been filed by the Purchaser under the United States SECURITIES ACT of 1934 (the "1934 Act"), were filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (i) the Purchaser will allot and issue the Shares on the Closing Date in accordance with sections "1.2" and "1.3" hereinabove as fully paid and non-assessable in the capital of the Purchaser free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

         (j) up to and including the Closing Date the Purchaser will not commit itself to:

                  (i) redeem or acquire any shares in its share capital;

                  (ii)     declare or pay any dividend;

                  (iii) make any reduction in or otherwise make any payment on account of its paid-up capital; or

                  (iv)     effect  any  subdivision,  consolidation  (except  as
                           required   by  the  terms  of  this   Agreement)   or
                           reclassification of any of its share capital;

         (k) up to and including the Closing Date the Purchaser will not commit itself to:

                  (i) acquire or have the use of any property from a person, corporation or entity with whom it was not dealing with at arm's length; or

                  (ii) dispose of anything to a person, corporation or entity with whom it was not dealing with at arm's length for proceeds less than the fair market value thereof;

         (l) save and except for the proposed issuance of common shares of the Company as a finder's fee in conjunction with the successful completion of this Agreement and any Formal Agreement as contemplated herein, the Purchaser has not retained, employed or introduced any other broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

         (m) save and except as will be set forth in any Formal Agreement as contemplated herein, up to and including the Closing Date the Purchaser will not commit itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

                  (i) to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

                  (ii) for the issue and allotment of any of the authorized but unissued shares in its share capital;

                  (iii) to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

                  (iv) to purchase or otherwise acquire any shares in its share capital;

         (n) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Purchaser may be liable on or after the completion of the transactions contemplated by this Agreement other than:


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                  (i)      liabilities   disclosed   or   referred  to  in  this
                           Agreement; and

                  (ii) liabilities incurred in the ordinary course of business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Purchaser;

         (o) no dividend or other distribution by the Purchaser has been made, declared or authorized since its incorporation, nor will any be declared, paid or authorized up to and including the Closing Date, and the Purchaser will not commit itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

         (p) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, threatened against or affecting the Purchaser at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

         (q) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

         (r) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser has not experienced, nor is the Purchaser aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Purchaser's business or on the results of its operations;

         (s) up to and including the Closing Date there has been and will be prepared and filed on a timely basis all federal and provincial income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Purchaser had or ought reasonably to have had knowledge, required to be or reasonably capable of being filed up to the Closing Date, with respect to the operations of the Purchaser, and no such returns, elections, designations, notices or reports contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is true, correct and complete in all material respects;

         (t) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

         (u) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, no payments of any kind have been made or authorized by or on behalf of the Purchaser to or on behalf of directors, officers, shareholders or employees of the
                  Purchaser  or  under  any  management   agreements   with  the
                  Purchaser;

         (v) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser does not have any contracts, agreements, undertakings or arrangements, whether oral, written or implied, with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, directors, officers, lawyers or others which cannot be terminated, without penalty, on no more than three month's notice;

         (w) save and except as set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, none of the directors, officers or employees of the Purchaser are now indebted or under obligation to the Purchaser on any account whatsoever;

         (x) the Purchaser has not committed to making and until the Closing Date will not make or commit itself to:

                  (i) guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

                  (ii) waive or surrender any right of material value;

         (y) until the Closing Date the Purchaser will:

                  (i) maintain its assets in a manner consistent with and in compliance with applicable law; and

                  (ii) not enter into any material transaction or assume or incur any material liability outside the normal course of its business (except as required by the terms of this Agreement);

         (z) the shares in the capital of the Purchaser are not subject to or affected by any actual or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, pending or threatened cease trading, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, court, administrative agency or other tribunal;

         (aa) the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

                  (i)      conflict with or result in a breach of or violate any
                           of  the  terms,   conditions  or  provisions  of  the
                           constating documents of the Purchaser;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                  (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which the Purchaser is subject, or constitute or result in a default under any agreement, contract or commitment to which the Purchaser is a party;

                  (iii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Purchaser is a party;

                  (iv) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Purchaser which is necessary or desirable in connection with the conduct and operations of its business and the ownership or leasing of its business assets; or

                  (v) constitute a default by the Purchaser or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Purchaser which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

         (ab) it is not aware of any fact or circumstance which has not been disclosed to the Company and the Vendor which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Company and the Vendor to enter into this Agreement or any Formal Agreement.


                                    ARTICLE 4
                         CONDITIONS PRECEDENT TO CLOSING


4.1 PURCHASER'S CONDITIONS PRECEDENT. All of the obligations of the Purchaser under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Purchaser fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

         (a) the Company and the Vendor shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Company and the Vendor on or before the Closing Date;

         (b) the Company and the Vendor shall have obtained all authorizations, approvals and other actions by, and have made all filings with, any securities regulatory authority from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions are in full force and effect and


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                  all such filings have been accepted and the Company and the Vendor are in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any securities regulatory authority to which the Company or the Vendor may be subject;

         (c) the Company's Audited Financial Statements will be subject to the prior review and approval of the Purchaser's auditors so as to ensure that they are true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

         (d) the Company and the Vendor will deliver to the Purchaser written confirmation from each of the Company and the Vendor acknowledging the Conflict of Interest of Mr. Humphreys posed by the within purchase and sale and confirming that Mr. Humphreys did not participate with the remaining shareholders of the Vendor or the Board of Directors of the Purchaser in any discussions pertaining to, or in any resolutions ratified as a consequence of, any of the proposed transactions contemplated by the terms and conditions of this Agreement and any Formal Agreement (the "COMPANY WAIVER");

         (e) all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

         (f) no material loss or destruction of or damage to the Company, any of its assets, any of the Company's Business or the Purchased Shares shall have occurred;

         (g) no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:

                  (i) the purchase or transfer of any of the Purchased Shares contemplated by this Agreement and by any Formal Agreement or the right of the Company or the Vendor to dispose of any of the Purchased Shares; or

                  (ii) the right of the Company to conduct its operations and carry on, in the normal course, its Company's Business and operations as it has carried on in the past;

         (h) the delivery to the Purchaser by the Company and the Vendor, on a confidential basis, of all remaining material documentation and information and including, without limitation, an updated Company Disclosure Schedule and:

                  (i) a copy of all material contracts, agreements, reports and information of any nature respecting the Company, its assets and the Company's Business; and

                  (ii) details of any lawsuits, claims or potential claims relating to either the Company, its assets, the Company's Business or the Purchased Shares of which


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                           either the Company or the Vendor is aware and the Purchaser is unaware;

         (i) the Company and the Vendor will cause the Company, for a period of at least five calendar days prior to the Closing Date, during normal business hours, to:

                  (i) make available for inspection by the counsel, auditors and representatives of the Purchaser, at such location as is appropriate, the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser, provided such persons do not unduly interfere in the operations of the Company;

                  (ii) authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its places of business and operations to observe the conduct of its Company's Business and operations, inspect its assets and make physical counts of its inventories, shipments and deliveries; and

                  (iii) require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business, its assets or the conduct of its business relating to its liabilities and obligations;

         (j) the delivery to the Purchaser by the Company and the Vendor of an opinion of the counsel for the Company, in a form satisfactory to the Purchaser's counsel, dated as at the date of delivery, to the effect that:

                  (i) the Company is a corporation duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

                  (ii) the Company has the power, authority and capacity to own and use all of its assets and to carry on its Company's Business as presently conducted by it;

                  (iii) the Company, as the legal and beneficial owner of all of its assets, holds all of the assets free and clear of all liens, charges and claims of others;

                  (iv) the number of authorized and issued shares in the share capital of the Company are as warranted by the Company and the Vendor, and all of such issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable;

                  (v) all necessary steps and corporate proceedings have been taken by the Company and the Vendor to permit the Purchased Shares to be duly and validly transferred to and registered in the name of the Purchaser as at the Closing Date;

                  (vi) based on actual knowledge and belief, such counsel knows of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual,


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                           pending or threatened, against either the Company or the Vendor which might materially affect either the Company, its assets or the Company's Business or which could result in any material liability to either of the Company, its assets or the Company's Business; and

                  (vii) as to all other legal matters of a like nature pertaining to the Vendor, the Company, its assets, the Company's Business and to the transactions contemplated hereby as the Purchaser or the Purchaser's counsel may reasonably require; and

         (k) the completion by the Purchaser and by the Purchaser's professional advisors of a thorough due diligence and operations review of both the Company's Business and the operations of the Company together with the transferability of the Purchased Shares as contemplated by this Agreement and by any Formal Agreement.

4.2 COMPANY'S AND VENDOR'S CONDITIONS PRECEDENT. All of the obligations of the Company and the Vendor under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Company and the Vendor fulfilled in all material aspects in the reasonable opinion of the Company and the Vendor or to be waived by the Company and the Vendor as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

         (a) the Purchaser shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;

         (b) the Purchaser will deliver to the Company and the Vendor written confirmation from the Purchaser acknowledging the Conflict of Interest of Mr. Humphreys posed by the within purchase and sale and confirming that Mr. Humphreys did not participate with the remaining Board of Directors of the Purchaser in any discussions pertaining to, or in any resolutions ratified as a consequence of, any of the proposed transactions contemplated by the terms and conditions of this Agreement and any Formal Agreement (the "PURCHASER WAIVER");

         (c) all matters which, in the opinion of counsel for the Company and the Vendor, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

         (d) no material loss or destruction of or damage to the Purchaser shall have occurred;

         (e) the delivery to the Company and the Vendor by the Purchaser, on a confidential basis, of all remaining material documentation and information and including, without limitation, an updated Purchaser Disclosure Schedule and:

                  (i) a copy of all material contracts, agreements, reports and title information of any nature respecting the Purchaser; and

                  (ii) details of any lawsuits, claims or potential claims relating to the Purchaser of which the Purchaser is aware and the Company and the Vendor are unaware;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

         (f) the Purchaser will, for a period of at least five calendar days prior to the Closing Date, during normal business hours:

                  (i) make available for inspection by the solicitors, auditors and representatives of the Company and the Vendor, at such location as is appropriate, all of the Purchaser's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Company and the Vendor, provided such persons do not unduly interfere in the operations of the Purchaser;

                  (ii) authorize and permit such persons at the risk and the sole cost of the Company and the Vendor, and only if such persons do not unduly interfere in the operations of the Purchaser, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

                  (iii) require the Purchaser's management personnel to respond to all reasonable inquiries concerning the Purchaser's business assets or the conduct of its business relating to its liabilities and obligations; and

         (g) the completion by the Company and the Vendor, and by the Company's and the Vendor's professional advisors, of a thorough due diligence and operations review of both the business and operations of the Purchaser.

4.3 PARTIES' CONDITIONS PRECEDENT. The Closing of any Formal Agreement and the rights, obligations and duties of the Parties arising upon and prior to the Closing Date shall also be conditional upon and subject to:

         (a) the specific ratification of the terms and conditions of this Agreement by each of the Board of Directors of the Purchaser, the Company and the Vendor within five business days of the due and completion execution of this Agreement by each of the Parties hereto (collectively, the "RATIFICATION");

         (b) the completion by each of the Purchaser and the Company of an initial due diligence and operations review of the other Party's respective business and operations within 60 calendar days of the prior satisfaction of the Ratification (the "INITIAL DUE DILIGENCE");

         (c) the execution of a Formal Agreement as between the Company, the Vendor and the Purchaser on or before November 15, 2005;

         (d) the receipt by the Purchaser of a written Valuation respecting the underlying Valuation Value of the Company, and which Valuation will be prepared by reference, in part, to the Company's Audited Financial Statements; the results of such Valuation and the effect on the resulting number of Shares forming the Purchase Price hereunder being acceptable, in writing, by the Parties hereto;

         (e) if required under applicable corporate and securities laws, the receipt of all necessary approvals from any Regulatory Authority having jurisdiction over the transactions


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
                  contemplated by this Agreement and by any Formal Agreement on or before November 30, 2005;

         (f) if required under applicable corporate and securities laws, shareholders of the Purchaser and/or the Company passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and all of the transactions contemplated hereby, and the Purchaser and/or the Company sending all required notice to the Purchaser's and/or the Company's shareholders in connection
                  therewith,   or,  in  the  alternative  and  if  allowable  in
                  accordance with applicable corporate and securities laws, shareholders of the Purchaser and/or the Company holding over fifty percent (50%) of the issued shares of the Purchaser and the Company providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated hereby together with certification of any required notice to all shareholders of the Purchaser and/or Company of such written consent resolutions; and

         (g) the Board of Directors of the Purchaser and/or the shareholders of the Purchaser, if required, approving of the within issuance by the Purchaser to the order and direction of the Vendor of all of the referenced Shares in accordance with sections "1.2" and "1.3" hereinabove, together with such other matters as may be agreed to as between the Parties hereto prior the completion of the transactions contemplated by this Agreement.

4.4 COMPANY'S AND VENDOR'S ADDITIONAL DOCUMENT COVENANTS. The Company and the Vendor will also deliver, or caused to be delivered to the Purchaser within 30 calendar days prior to the Closing Date, an independent assessment report and business plan and/or valuation respecting the Company's Business and assets together with such corporate and asset status reports and/or opinions respecting the Company's Business and assets, as may be required by either the Purchaser or any Regulatory Authority, prepared, at a minimum, in accordance with the applicable rules and reporting guidelines of the appropriate Regulatory Authorities.


                                    ARTICLE 5
                          CLOSING AND EVENTS OF CLOSING


5.1 CLOSING AND CLOSING DATE. The Closing of the within purchase and delivery of the Purchased Shares, in conjunction with any Formal Agreement, together with all of the transactions contemplated by this Agreement and by any Formal Agreement, shall occur on the day which is five calendar days following the satisfaction of all of the conditions precedent which are set out in Article "4" hereinabove, or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of counsel for the Purchaser, Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, at 2:00 p.m. (Vancouver time) on the Closing Date.

5.2 LATEST CLOSING DATE. If the Closing Date has not occurred by December 31, 2005 this Agreement will be terminated and unenforceable unless the Parties hereto agree in writing to grant an extension of the Closing Date.

5.3 DOCUMENTS TO BE DELIVERED BY THE COMPANY AND THE VENDOR PRIOR TO THE CLOSING DATE. Not later than five calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendor shall also execute and deliver or cause to be delivered all such other


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005
documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to transfer all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to:

         (a) a certified copy of an ordinary resolution of the shareholders of the Company and/or the Vendor approving the terms and conditions of this Agreement, any Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Company and/or the Vendor holding over 50% of the issued shares of the Company and/or the Vendor providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, any Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Company and/or the Vendor of such written consent resolutions;

         (b) all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

         (c) certificate(s) representing the Purchased Shares registered in the name of the Vendor, duly endorsed for transfer to the Purchaser or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

         (d) a certificate representing the Purchased Shares registered in the name of the Purchaser;

         (e) a certified copy of the resolutions of the Board of Directors (and of the Vendor if necessary) of the Company authorizing the transfer by the Vendor to the Purchaser of the Purchased Shares;

         (f) a copy of all corporate records and books of account of the Company and its subsidiaries and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company and its subsidiaries;

         (g) all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

         (h) a certificate of an officer of the Company, dated as of the Closing Date, acceptable in form to counsel for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Company and the Vendor contained in, respectively, this Agreement and in any Formal Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Company and the Vendor on the Closing Date;

         (i)      the Company's  Audited  Financial  Statements  and the Company
                  Waiver;

         (i) an opinion of counsel to the Company and the Vendor, dated as at the Closing Date, and addressed to the Purchaser and its counsel, in form and substance satisfactory to the Purchaser's counsel, acting reasonably, and including the following:


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                  (i) the due incorporation, existence and standing of each of the Company and its qualification to carry on business;

                  (ii)     the authorized and issued capital of the Company;

                  (iii) that all Purchased Shares have been duly authorized and issued and are fully paid and non-assessable;

                  (iv) all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively; and

                  (v) that the Purchased Shares have been duly issued to and registered in the name of the Purchaser in compliance with all applicable corporate and securities laws; and

         (k) all such other documents and instruments as the Purchaser's counsel may reasonably require.

5.4 DOCUMENTS TO BE DELIVERED BY THE PURCHASER PRIOR TO THE CLOSING DATE. Not later than five calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered all such documents, resolutions and instruments as are necessary, in the opinion of counsel for the Company and the Vendor, acting reasonably, to issue to the order and to the direction of the Vendor the Purchase Price Shares free and clear of all liens, charges and encumbrances, however, subject to the normal U.S. resale provisions applicable thereto, and in particular including, but not being limited to:

         (a) a certified copy of an ordinary resolution of the shareholders of the Purchaser approving the terms and conditions of this
                  Agreement,   any  Formal   Agreement   and  the   transactions
                  contemplated hereby and thereby or, in the alternative, shareholders of the Purchaser holding over 50% of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, any Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Purchaser of such written consent resolutions;

         (b) a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby and including, without limitation, each of the matters provided for in paragraph "4.3(f)" hereinabove;

         (c) share certificate(s), subject to the normal U.S. resale provisions applicable thereto, representing all of the Purchase Price Shares issued and registered to the order and to the direction of the Vendor as notified by the Vendor to the Purchaser prior to Closing in accordance with sections "1.2" and "1.3" hereinabove;

         (d) all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

         (e) a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to counsel for the Company and the Vendor, acting reasonably, certifying that the


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

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                                      -23-


                  warranties, representations, covenants and agreements of the Purchaser contained in, respectively, this Agreement and in any Formal Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date;

         (f)      the Purchaser Waiver and the Valuation;

         (g) an opinion of counsel to the Purchaser, dated as at the Closing Date, and addressed to the Company, the Vendor and their counsel, in form and substance satisfactory to the Company's and the Vendor's counsel, acting reasonably, and including the following:

                  (i) the due incorporation, existence and standing of the Purchaser and its qualification to carry on business;

                  (ii) the authorized and issued capital of the Purchaser (relying on a certificate of the registrar and transfer agent of the Purchaser as to the number and class of securities issued);

                  (iii) all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively; and

                  (vi) the due issuance of the Shares as fully paid and non-assessable and having been issued in accordance with an applicable registration and prospectus exemption available under the Securities Act; and

         (h) all such other documents and instruments as the Company's and the Vendor's counsel may reasonably require.


                                    ARTICLE 6
                        DUE DILIGENCE AND NON-DISCLOSURE


6.1 DUE DILIGENCE. Each of the Parties shall forthwith conduct such further due diligence examination of the other Parties as it deems appropriate.

6.2 CONFIDENTIALITY. Each Party may in a reasonable manner carry out such investigations and due diligence as to the other Parties, at all times subject to the confidentiality provisions hereinbelow, as each Party deems necessary. In that regard the Parties agree that each shall have full and complete access to the Purchaser's and the Company's books, records, financial statements and other documents, articles of incorporation, by-laws, minutes of Board of Directors' meetings and its committees, investment agreements, material contracts and as well such other documents and materials as the Vendor or the Purchaser, or their respective counsel, may deem reasonable and necessary to conduct an adequate due diligence investigation of each such Party, its respective operations and financial condition prior to the Closing Date.

6.3 NON-DISCLOSURE. Subject to the provisions hereinbelow, the Parties, for themselves, their officers, directors, shareholders, consultants, employees and agents agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, INTER ALIA, possible business transactions; (ii) the possible substance or content of


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --


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                                      -24-


those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a Court or on a "need to know" basis to each of the Parties respective professional advisors.

6.4 PUBLIC ANNOUNCEMENTS. Notwithstanding the provisions of this Article, the Parties agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.


                                    ARTICLE 7
                            ASSIGNMENT AND VARIATIONS


7.1 ASSIGNMENT. Save and except as provided herein, no Party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its interest herein without the prior written consent of all of the other Parties hereto.

7.2 AMENDMENT. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto.

7.3 VARIATION IN THE TERMS OF THIS AGREEMENT UPON REVIEW. It is hereby acknowledged and agreed by each of the Parties hereto that where any variation in the terms and/or conditions of this Agreement or any Formal Agreement is reasonably required by any of the Regulatory Authorities as a condition of their respective Regulatory Approval to any of the terms and conditions of this Agreement, any such reasonable variation, having first been notified to all Parties, will be deemed to be accepted by each of the Parties hereto and form part of the terms and conditions of this Agreement. If any such Party, acting reasonably, deems any such notified variation unreasonable, that Party may, in its sole and absolute discretion, and within a period of not greater than 10 calendar days from its original notification and at its cost, make such further applications or submissions to the relevant Regulatory Authority as it considers necessary in order to seek an amendment to any such variation; provided, however, that the final determination by any such Regulatory Authority to any such application or submission by such objecting Party will be deemed binding upon such Party who must then provide notification to all other Parties as provided for hereinabove.


                                    ARTICLE 8
                                  FORCE MAJEURE


8.1 EVENTS. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

8.2 NOTICE. A Party shall, within seven calendar days, give notice to the other Parties of each event of FORCE MAJEURE under section "8.1" hereinabove and, upon cessation of such event, shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

Oak Hills Drilling and Operating International, Inc. and Oak Hills Drilling and Operating, LLC
September 22, 2005

                                      -25-


of that Party hereunder have been extended by virtue of such event of FORCE MAJEURE and all preceding events of FORCE MAJEURE.


                                    ARTICLE 9
                                   ARBITRATION


9.1 MATTERS FOR ARBITRATION. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

9.2 NOTICE. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than two calendar days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such two calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "9.3" hereinbelow.

9.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within ten calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within ten calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed under the provisions of the AMERICAN ARBITRATION RULES (British Columbia) (collectively, the "ARBITRATION RULES"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Rules. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Rules or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

9.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                   ARTICLE 10
                                   TERMINATION


10.1 DEFAULT. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "DEFAULTING PARTY"), the non-defaulting Party (herein called the "NON-DEFAULTING PARTY") shall give notice to the Defaulting Party designating such default, and within 14 calendar days after its receipt of such notice, the Defaulting Party shall either:

         (a) cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --


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September 22, 2005

                                      -26-


         (b) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

10.2 ARBITRATION. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "9" hereinabove.

10.3 CURING THE DEFAULT.   If:

         (a) the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

         (b)      arbitration is not so sought; or

         (c) the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Parties may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

10.4 TERMINATION. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be terminated in the event that:

         (a) the entire Ratification is not received within five business days of the due and completion execution of this Agreement by each of the Parties hereto;

         (b) a Formal Agreement as between the Company, the Vendor and the Purchaser incorporating terms and conditions similar to those contained in this Agreement is not entered into on or before November 15, 2005;

         (c) the Valuation respecting the underlying Valuation Value of the Company is lesser than the agreed upon and minimum Purchase Price Value for the original 3,000,000 Shares as set forth in section "1.2" hereinabove and, consequent thereon, the Parties are unable to agree in writing to the reduction in the number of Shares forming the Purchase Price hereunder;

         (d) either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent prior to Closing in accordance with the provisions of Article "4" hereinabove;

         (e) each of the conditions specified in section "4.3" hereinabove have not been satisfied in the manner and within the time periods as specified therein;

         (f) either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "5" and "6" hereinabove prior to the Closing Date in accordance with the provisions of Articles "5" and "6";

         (g) the final Closing has not occurred on or before December 31, 2005 in accordance with section "5.2" hereinabove; or

         (h) by agreement, in writing, of each of the Company, the Vendor and the Purchaser;


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

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                                      -27-


and in such event, unless waived by each Party hereto in advance and in writing, this Agreement will be terminated and be of no further force and effect other than the obligations under Article "6" hereinabove.


                                   ARTICLE 11
                                     NOTICE


11.1 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

11.2 CHANGE OF ADDRESS. Either Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


                                   ARTICLE 12
                               GENERAL PROVISIONS


12.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

12.2 ENUREMENT. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and assigns.

12.3 TIME OF THE ESSENCE.   Time will be of the essence of this Agreement.

12.4 REPRESENTATION AND COSTS. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Purchaser, and, correspondingly, that each of the Vendor and the Company has been required by each of Lang Michener LLP and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP shall be at the cost of the Purchaser.

12.5 APPLICABLE LAW. The situs of this Agreement is Las Vegas, Nevada, U.S.A., and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Nevada, U.S.A.

12.6 FURTHER ASSURANCES. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --


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                                      -28-


be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

12.7 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

12.8 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

12.9 CURRENCY. Unless otherwise stipulated, all references to money amounts hereunder shall be in lawful money of the United States.

12.10 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

12.11 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

12.12 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

         (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

         (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

         (c)      constitute a general waiver under this Agreement; or

         (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


                            ACCEPTANCE AND EXECUTION


                  It is expressly understood and agreed that as soon as practicable after the execution of this Agreement the undersigned will use their best efforts to enter into a Formal Agreement incorporating the terms and


                          -- Agreement In Principle --
                        -- Lexington Resources, Inc. --

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Operating, LLC
September 22, 2005

                                      -29-


conditions hereof, in addition to normal share purchase terms and conditions, and the undersigned hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the undersigned hereto or their respective counsel in order to carry out the true nature and intent of this Agreement and any such any Formal Agreement. AT ALL TIMES THE UNDERSIGNED HERETO ACKNOWLEDGE AND AGREE THAT THE COMPLETION OF ANY SUCH FORMAL AGREEMENT IS SUBJECT TO THE PRIOR RATIFICATION AND APPROVAL OF THE TERMS AND CONDITIONS OF ANY SUCH FORMAL AGREEMENT BY THE BOARD OF DIRECTORS AND, IF APPLICABLE, SHAREHOLDERS OF THE PURCHASER AND THE VENDOR AND SUCH REGULATORY AUTHORITIES AS MAY HAVE JURISDICTION OVER THE PURCHASER, THE COMPANY AND THE VENDOR.

                  Please acknowledge your acceptance of the general terms of this Agreement by kindly executing the same in the space provided hereinbelow. This offer is only open for acceptance until 5:00 p.m. (Las Vegas, Nevada, U.S.A., time) on September 26, 2005.

                  Yours very truly,

                  LEXINGTON RESOURCES, INC.
                  Per:

                  /s/ GRANT ATKINS
                  ___________________________________________________
                  Grant Atkins, Authorized Signatory for the Purchaser

                  THE WITHIN OFFER AND TERMS OF THIS AGREEMENT ARE HEREBY ACCEPTED BY EACH OF THE COMPANY AND THE VENDOR EFFECTIVE ON THIS 23RD DAY OF SEPTEMBER, 2005:

                  OAKHILLS DRILLING AND OPERATING, LLC
                  Per:

                  /s/ DOUG HUMPHREYS
                  ____________________________________________________
                  Doug Humphreys, Authorized Signatory for the Company


                  OAKHILLS DRILLING AND OPERATING INTERNATIONAL, INC.
                  Per:

                  /s/ DOUG HUMPHREYS
                  ___________________________________________________
                  Doug Humphreys, Authorized Signatory for the Vendor